UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 6, 2014, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended December 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1.
Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the stockholders of Brooks Automation, Inc. (the “Company”) was held on February 5, 2014. The stockholders elected each of the Company’s nominees for director, approved, on an advisory basis, the overall compensation of the Company’s executive officers, and ratified the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the 2014 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 20, 2013. The results are as follows:

1.    Election of Directors

	For	Withhold	Broker Non-Votes
A. Clinton Allen	53,371,783	605,040	6,325,498
Robyn C. Davis	53,266,378	710,445	6,325,498
Joseph R. Martin	53,386,205	590,618	6,325,498
John K. McGillicuddy	53,495,252	481,571	6,325,498
Krishna G. Palepu	52,264,121	1,712,702	6,325,498
Kirk P. Pond	53,020,824	955,999	6,325,498
Stephen S. Schwartz	53,497,358	479,465	6,325,498
Alfred Woollacott, III	53,228,153	748,670	6,325,498
Mark S. Wrighton	53,517,276	459,547	6,325,498
Ellen M. Zane	53,242,960	733,863	6,325,498

2.    Approval, on an advisory basis, of the overall compensation of the Company’s executive officers

For	Against	Abstain	Broker Non-Votes
44,195,009	9,435,691	346,123	6,325,498

3.    Ratification of the selection of BDO USA, LLP as the independent registered accounting firm for the 2014 fiscal year

For	Against	Abstain	Broker Non-Votes
59,923,140	102,852	276,329	—

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release issued on February 6, 2014 by Brooks Automation, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: February 6, 2014	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
99.1	Press release issued on February 6, 2014 by Brooks Automation, Inc.